INVESTOR DAY 2023 June 6, 2023

DOCS Investor Day — June 6, 2023 SAFE HARBOR This presentation and associated commentary may contain forward-looking statements, including statements regarding expectations of future results of operations or financial performance of Doximity, market size and growth opportunities, the calculation of certain of our key financial and operating metrics, capital expenditures, plans for future operations, competitive position, technological capabilities, and strategic relationships, general business conditions and the assumptions underlying those statements. Any forward-looking statements contained in this presentation and associated commentary are based upon Doximity’s historical performance and its plans, estimates and expectations as of the dates noted in this presentation, and are not a representation that such plans, estimates, or expectations have been or will be achieved. These forward- looking statements represent Doximity’s expectations as of the dates noted in this presentation. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Subsequent events may cause these expectations to change, and Doximity disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including, but not limited to, those related to our business and financial performance, our ability to attract and retain customers, our ability to develop new products and services and enhance existing products and services, our ability to respond rapidly to emerging technology trends, our ability to execute on our business strategy, our ability to compete effectively and our ability to manage growth. Additional risks and uncertainties that could affect Doximity’s financial results are included under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s filings with the Securities and Exchange Commission on Form 10-K and subsequent Form 10-Qs. These materials are available on our investor relations website at investors.doximity.com under the Financials section and on the SEC’s website at sec.gov. Further information on potential risks that could affect actual results will be included in other filings Doximity makes with the SEC from time to time. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation and associated commentary may include certain non-GAAP financial measures (including on a forward-looking basis). Definitions and reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are available in our most recent Form 10-K or 10-Q on the company’s investor relations website at investors.doximity.com.

AGENDA

Tuesday, June 6; 10:30AM – 12:30PM ET

Topic	Speaker(s)
Intro	Jeff Tangney | Co-Founder & CEO
Product Demo	Nate Gross, MD | Co-Founder & CSO
Physician Panel	Moderator: Chris Longhurst, MD | CMO & CDO UCSD
10 min Break	
Commercial Products	Ben Greenberg | SVP Commercial Products
Commercial Ops	Craig Overpeck | SVP Commercial Ops
Financials	Anna Bryson | CFO
Q&A	Jeff Tangney | Nate Gross, MD | Anna Bryson

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 KICKOFF Jeff Tangney CEO & Co-Founder

DOCS Investor Day — June 6, 2023 THE PHYSICIAN CLOUD 1. As of 3/31/23. 2. Top 20 Pharmaceutical Manufacturers based on data from FiercePharma, Top 20 hospitals based on U.S. News & World Report’s Best Hospitals 2021-2022 Rankings as of 3/31/23. 3. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent. News of U.S. Physicians and 50%+ NP/PAs1 80%+ Top Hospitals and Pharma2 20/20 Phone/ Fax Telehealth Network Schedule FY23 Revenue $419m FY23 Adj EBITDA3 $184m Mission: help doctors be more productive Values: Physicians First, Docs-’n-Dorks, GSD Founded: 2010 Employees : 9771

DOCS Investor Day — June 6, 2023 1. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent. 2. See appendix for the definition of this metric. - 10X+ median ROI - 124% NRR with Top 20 clients - 44% Adj EBITDA 1 2 FIVE YEARS OF GROWTH & PROFIT

WHAT'S CHANGED SINCE IPO

Revenue up 2.0x



In Millions
$400
$300
$200
$100
$0
FY21
FY23

Adj EBITDA[1] up 2.8x



In Millions
$400
$300
$200
$100
$0
FY21
FY23

Enterprise Subs up 1.7x[2]



% of All US Physicians
40%
30%
20%
10%
0%
Telehealth
Schedule
Cross-sell (both)
FY21
FY23

1. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent.
2. Represents % of all U.S. MDs and DOs covered by paid Doximity enterprise subscriptions. As of 3/31.

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 Quarterly Active Telehealth Providers¹ WORKFLOW IS OUR SECOND ACT 1. Virtual visits conducted by MD, DO, NP, PA credentials greater than 2 minutes in length 2. KLAS survey data, February 2023 3. Based on # of MD/DO/NP/PA under enterprise subscriptions retained in FY23 4. % of MD/DOs covered by both paid Dialer and Amion subscription licenses - 86% “part of long-term plan”2 - 96% renewal rate3 - Cross-sell motion:

DOCS Investor Day — June 6, 2023 GLARING DAY-TO-DAY INEFFICIENCIES of U.S. HC documents still sent via snail mail and fax1 80% of physicians report health IT related burnout2 78% 1. Keeping it Together Issue Brief on Exchanging Medical Documentation CAQH Nov 2020. Does not include email. 2. 2018 Survey of America's Physicians Practice Patterns and Perspectives, The Physicians Foundation by Merritt Hawkins, September 2018 3. Center for Medicare & Medicaid Services, including categories of hospital care, physician and clinical services, retail prescription drugs, nursing care facilities & continuing care retirement communities, home health care, and durable medical equipment. of $4.3 trillion/yr in US HC is decided by doctors3 73%

'CUT THE SCUT' WITH AI

Half of physician time today is spent on admin work.
AI can save 13hr/wk, reducing average doc to 50hr/wk[1].

DOXIMITY AI LABS

DocsGPT.com
- 000's doc prompts per week
- Built-in fax to insurers
- Psych & PCP biggest users
- Adding to our post-call flow

BestDoc.ai (new)
- Builds on hospital Referral/Appt biz
- Just enter a diagnosis & bot helps navigate to right sub-specialists

1. From June 2023 Doximity survey of 322 physicians who've used DocsGPT and other AI technologies.

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 WHAT HASN’T CHANGED SINCE IPO WEEKEND SUMMITS FOUNDER-LED MISSION-DRIVEN TEAM DOCS N’ DORKS GSD 2011 2021

DOCS Investor Day — June 6, 2023 PRODUCT Nate Gross, MD CSO & Co-Founder

DOCS Investor Day — June 6, 2023 PURPOSE BUILT FOR MEDICINE Professional Network WorkflowNewsfeed

ADOPTION

>500,000

Quarterly Active Workflow Providers[1]

Secure Email

Fax & e-Signature

Telehealth

Schedule



9:41
Close
Lu, Cathy
PGY2
March 2021
SUN MON TUE WED THU FRI SAT
1 2 3 4 5
6 7 8 9 10 11 12
13 14 15 16 17 18 19
20 21 22 23 24 25 26
27 28 29 30 31
THU, MAR 7
Leave
AZ1
7a-7a
Leave
MON, MAR 8
Day Attending
Mercy Hospital
5p-7a
MICU 1
TUE, MAR 9
OV Clinic
Mercy Hospital
7a-6p
OV Clinic
WED, MAR 16

4.8 out of 5, 150K+ Ratings & Reviews[2]

"This app has changed my professional life."

1. *Quarterly Active Workflow Providers counts all unique MDs, DOs, NPs, PAs, CRNAs, Med Students, and Pharmacists who used at least one productivity tool (telehealth, scheduling, digital fax and e-signature, and DocsGPT). As of March 31, 2023.*
2. *As of March 31, 2023.*

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 PHYSICIAN PANEL Moderated by: Chris Longhurst, MD Chief Medical Officer & Chief Digital Officer UC San Diego Health

DOCS Investor Day — June 6, 2023 COMMERCIAL PRODUCTS Ben Greenberg SVP Commercial Products

DOCS Investor Day — June 6, 2023 PHYSICIANS’ FAVORITE APP 1 AppStore NPS calculated on reviews from April 2021 to April 2023. NPS = 5 star minus 1-3 star. -88 -67 -52 45 AppStore Net Promoter Score (NPS)1 Drug Reference App Clinical Reference App Medical News App EHR App 6

DOCS Investor Day — June 6, 2023 CORE MODULE PORTFOLIO Long Form Video Short Form We create customized packages for customers

DOCS Investor Day — June 6, 2023 NEW VERTICAL VIDEO OFFERINGS Point of Care Peer to Peer

DOCS Investor Day — June 6, 2023 PROOF POINT: INSURANCE COVERAGE INFO AT POINT OF CARE Helps Prescribers and Our Customers - Over 80% of physicians say insurance coverage and patient cost are key prescribing factors - Personalized with MD-specific payor data Helps Our Business - Leads to impactful programs with proven results - Helps break into new Life Sciences budgets - Simple sale with quick time-to-market

DOCS Investor Day — June 6, 2023 AD LOAD IS LOW, AD CONTENT IS CLINICAL Newsfeed ~1 in 12 Cards Sponsored Point of Care ~1 in 100 Calls Sponsored

DOCS Investor Day — June 6, 2023 COOKIES ARE CRUMBLING - (2015) Apple Safari Plugins (ad blockers) - (2017) Apple Intelligent Tracking Prevention ITP (cookies) - (2020) Safari 3rd-party cookie Blocking by default (cookies) - (2020) Apple breaks CNAME Cloaking (3P tracker subdomain) - (2021) App Tracking Transparency enforcement (IDFA) - (2021) Mail Privacy Protection (email pixels & IP address) - (2021) iCloud Private Relay (web IP address) - (2024) Chrome 3rd party cookies phase out (cookies)

DOCS Investor Day — June 6, 2023 ANALYSIS OF 150+ BRAND CLIENTS MUCH ROOM TO GROW 2022 Breakdown of Rx Digital HCP Budgets¹ Doximity Share of Rx Digital HCP Mktg¹ 1. Based on analysis of vendor invoicing data from pharmaceutical companies in 2022 and Doximity estimates. 71% Impacted by Cookie Crush Jan-Feb We’ve gained 12% share over the last 5 years

DOCS Investor Day — June 6, 2023 COMMERCIAL OPERATIONS Craig Overpeck SVP Operations

DOCS Investor Day — June 6, 2023 REP ACCESS TO U.S. PHYSICIANS IN DECLINE 1. ZS Associates AccessMonitor Pharma Rep Access to U.S. Physicians1 The number of “no see” U.S. Physicians continues to decline after a small rebound post-COVID % o f U .S . D oc to rs Includes Video Calls

DOCS Investor Day — June 6, 2023 WHILE DOXIMITY DIGITAL ACCESS INCREASES 1. ZS Associates AccessMonitor Pharma Rep Access1 vs. Doximity Growth >80% of all U.S. Physicians reachable on Doximity’s platform % o f U .S . M D s

JAPAN DIGITAL HCP PLATFORMS A DECADE AHEAD

M3, Inc.

Founded 2000



~325K Docs
in Japan[1]

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Founded 2010



~1M Docs
in the U.S.[2]



~$2,100 Rev/Doc
(M3 FY23[3])

~$400 Rev/Doc
(DOCS FY23)

1. Ministry of Health, Labor and Welfare of Japan. As of 2021.
2. Federation of State Medical Boards physician census 2020.
3. M3 revenue based on medical platform revenue. Avg. JPY/USD exchange rate from April 2022-March 2023.

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 ADJACENT OPPORTUNITIES Clinical Trials Peer-to-Peer Point-of-Care Reimbursement Support Credentialing Meetings MSL/Education

DOCS Investor Day — June 6, 2023 FOCUSED GTM STRATEGY Hospital Marketing Hospital Workflow Hospital Staffing Manufacturers Hospitals Pharma (Large, Medium, Small) Medical Devices and Diagnostics

DOCS Investor Day — June 6, 2023 FINANCIALS Anna Bryson CFO

DOCS Investor Day — June 6, 2023 FINANCIAL HIGHLIGHTS Significant $18B+ market opportunity in a digitally underindexed industry Substantial room to grow within existing customers Proven profitability with 40%+ adjusted EBITDA margins1 Large and growing $840M+ cash balance2 1 2 3 4 1. For FY22 and FY23. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent. 2. Represents cash, cash equivalents, and marketable securities as of March 31, 2023.

DOCS Investor Day — June 6, 2023 Estimated Doximity Share of HCP Marketing Budgets1 1. As of March 31, 2019. Based on data from Evaluate Pharma and Doximity estimates. Note: Each box represents one brand with $100M+ in U.S. sales Year FY19 RX MARKET SIZING # Mega Brands ~300 US Rx $ Sales 220B Doximity hare ~1% >50% 20-50% 5-20% <5% No Revenue in Trailing 12 Months

DOCS Investor Day — June 6, 2023 1. As of March 31, 2021. Based on data from Evaluate Pharma and Doximity estimates. >50% 20-50% 5-20% <5% No Revenue in Trailing 12 Months RX MARKET SIZING Year FY21 # Mega Brands ~350 US Rx $ Sales 300B Note: Each box represents one brand with $100M+ in U.S. sales Estimated Doximity Share of HCP Marketing Budgets1 Doximity hare ~2%

DOCS Investor Day — June 6, 2023 1. As of March 31, 2023. Based on data from Evaluate Pharma and Doximity estimates. >50% 20-50% 5-20% <5% No Revenue in Trailing 12 Months RX MARKET SIZING Year FY23 # Mega Brands ~430 US Rx $ Sales 350B Note: Each box represents one brand with $100M+ in U.S. sales Estimated Doximity Share of HCP Marketing Budgets1 Doximity hare ~4%

GROWTH VECTORS: +BRANDS & +MODULES

Modules Per Mega Brand



1-2
3-4
5+
250
200
150
100
50
0
# of Mega Brands We Work With
FY19
FY21
FY23

Avg Revenue Per Mega Brand[1]



~$4m
~$1.5m
~$500k

1. Average revenue per "mega brand" is total revenue for all mega brands divided by the number of mega brands we work with for fiscal 2023. A mega brand is defined as brands with over $100m in US Sales.

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DOCS Investor Day — June 6, 2023

DOCS Investor Day — June 6, 2023 1. Fiscal Year ended March 31. First $10m+ Cust. 11 $10m+ Custs. 124% Top 20 Net Revenue Retention Rate1 in FY23 1. See appendix for the definition of this metric. Rev 3x+ in 3yrs TOP 20 CUSTOMERS LEAD GROWTH Revenue from our Top 20 Customers

DOCS Investor Day — June 6, 2023 HIGH GROWTH, SUBS. BASED REVENUE 1. Fiscal Year ended March 31. 49% CAGR Revenue Subscription Revenue Visibility1 1. Subscription Revenue Visibility is defined as % of annual subscription-based revenue from deals signed (“contracted”) as of the end of the quarter being reported. This chart is based on an average of our last 5 fiscal years. Subscription revenue accounts for ~93% of our total revenue for all years since FY21.

DOCS Investor Day — June 6, 2023 ATTRACTIVE MARGIN PROFILE 1. Fiscal Year ended March 31. Non-GAAP Gross Profit & Margin1 Adj. EBITDA & Margin1 Free Cash Flow1 87% 50% CAGR 88% 87% 85% 90% 90% 11% 23% 31% 44% 44% 107% CAGR 87% CAGR 1. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent.

DOCS Investor Day — June 6, 2023 FINANCIAL OUTLOOK

DOCS Investor Day — June 6, 2023 TARGET: $1B+ IN FY28 1. Fiscal Year ended March 31. Revenue - Shift to digital: continued market growth and share gains - Expansion opportunities: peer to peer and point of care - Top customers lead growth: increase in number of 8-figure customers ~20% CAGR How We Get There

DOCS Investor Day — June 6, 2023 KEY INPUTS ON PATH TO $1B+ Business Line Contribution Number of 8 Figure Customers ~80% ~15% ~5% ~20% CAGR +2-3 Avg per Year

DOCS Investor Day — June 6, 2023 LONG-TERM OPERATING MODEL UPDATE 1. Fiscal Year ended March 31. 85-90% Non-GAAP Gross Margin1 45%+ Adj. EBITDA Margin1 Rule of 65 or Greater, Long Term2 1. See appendix for the definition and a reconciliation of this measure to its nearest GAAP equivalent. 2. We calculate “Rule of 65” as Revenue Growth + Adjusted EBITDA Margin.

DOCS Investor Day — June 6, 2023 NEW REPURCHASE AUTHORIZATION 1. Fiscal Year ended March 31. Timing: 2 Years $200 Million

DOCS Investor Day — June 6, 2023 APPENDIX: NON-GAAP FINANCIAL MEASURES 1. Fiscal Year ended March 31. To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: Non-GAAP gross profit and non-GAAP gross margin: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit and non-GAAP gross margin. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue. Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs. We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results. Key Business Metrics Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates. The metric excludes the impact of the AMiON acquisition, which closed on April 1, 2022, including customers of, and subscription revenue generated from, the AMiON on-call scheduling and messaging application, and the impact of such acquisition was immaterial to the periods presented. Customers with trailing 12-month subscription revenue greater than $10 million: The number of customers with TTM subscription revenue greater than $10 million is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $10 million in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

DOCS Investor Day — June 6, 2023 GAAP TO NON-GAAP RECONCILIATIONS NON-GAAP GROSS PROFIT & MARGIN Year Ended March 31, 2019 2020 2021 2022 2023 (in thousands) GAAP Gross Profit $74,806 $101,488 $175,701 $303,761 $365,562 Adjusted to exclude the following: Stock-based compensation 194 173 600 4,979 9,634 Amortization of acquired intangibles ‒ ‒ ‒ ‒ 548 Non-GAAP Gross Profit $75,000 $101,661 $176,301 $308,740 $375,744 Revenue $85,695 $116,388 $206,897 $343,548 $419,052 GAAP Gross Margin 87% 87% 85% 88% 87% Non-GAAP Gross Margin 88% 87% 85% 90% 90% 55

DOCS Investor Day — June 6, 2023 Year Ended March 31, 2019 2020 2021 2022 2023 (in thousands) Net Income $7,833 $29,737 $50,210 $154,783 $112,818 Adjustments: Acquisition and other related expenses ‒ 1,158 496 254 30 Stock-based compensation 2,343 2,353 7,252 31,442 47,834 Depreciation and amortization 551 900 3,702 5,040 10,283 Change in fair value of contingent earn-out consideration liability ‒ ‒ ‒ ‒ 728 Income tax expense (benefit) 98 (6,223) 7,559 (40,778) 20,338 Other income, net (1,010) (1,351) (4,466) (469) (8,048) Adjusted EBITDA $9,815 $26,574 $64,753 $150,272 $183,983 Revenue $85,695 $116,388 $206,897 $343,548 $419,052 Net Income Margin 9% 26% 24% 45% 27% Adjusted EBITDA Margin 11% 23% 31% 44% 44% 56 GAAP TO NON-GAAP RECONCILIATIONS ADJUSTED EBITDA & MARGIN

DOCS Investor Day — June 6, 2023 GAAP TO NON-GAAP RECONCILIATIONS FREE CASH FLOW Year Ended March 31, 2019 2020 2021 2022 2023 (in thousands) Net cash provided by operating activities $15,306 $26,199 $82,973 $126,575 $179,602 Purchases of property and equipment (114) (285) (245) (1,912) (1,701) Internal-use software development costs (1,076) (3,959) (4,365) (3,785) (4,483) Free cash flow $14,116 $21,955 $78,363 $120,878 $173,418 57